Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of KVH Industries, Inc. (the “Company”) for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned President, Chief Executive Officer and Chairman of the Board, and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the by

	/S/ BRENT C. BRUUN		/S/ ROGER A. KUEBEL
	Brent C. Bruun		Roger A. Kuebel
	Interim President and Chief Executive Officer		Chief Financial Officer

Date:	March 11, 2022	Date:	March 11, 2022